SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2014 (August 7, 2014)

TRULI MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-53641	26-3090646
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Chalette Drive Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

(310) 274-0224

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2 40.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2013 Truli Media Group, Inc. (“Company”) entered into a securities purchase agreement (“Purchase Agreement”) with accredited investors (“Holders”) to purchase (i) $501,337 of 12% convertible debentures (“Debentures”) and (ii) 25,066,850 common stock purchase warrants with a term of three years and an exercise of $0.05, subject to adjustment (“Warrants”). Subsequent thereto, the Debentures became in Default.

On August 7, 2014, the Company entered into a settlement agreement and general release of claims (“Settlement Agreement”) whereby all of the Holders of the Debentures (in currently owed aggregate amounts of $780,513) and Warrants severally agreed to release all claims against both the Company and Michael Jay Solomon, the Company’ chief executive officer related to the Purchase Agreement, the Debentures and the Warrants. Upon execution of the Settlement Agreement, the Purchase Agreement, Debentures and Warrants were deemed terminated and no longer in force or effect. In exchange for the release of claims and cancellation of the Debentures and Warrants, the Company: (i) made a one-time payment of $301,337, pro-rata to the Holders, (ii) will pay an additional $180,000 in 24 monthly payments, subject to adjustment, commencing on October 10, 2014 and (iii) will issue an aggregate of 31,530,629 shares of common stock of the Company (“Common Stock”) to the Holders, pro-rata. The Common Stock is exempt from registration under Section 4(2) and 3(9) of the Securities Act of 1933, as amended. In the event of defaults on any payment or substantive term under the Settlement Agreement, the Holders shall be entitled to interest and penalties on the Debentures as if still in full force and effect including additional interest on the balance outstanding at a rate of 10% per annum and as described more fully in the Settlement Agreement.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Form of Debentures (1)
4.2	Form of Warrant (2)
10.01	Settlement Agreement
10.02	Securities Purchase Agreement (3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULI MEDIA GROUP, INC.

Dated: August 8, 2014	By:	/s/Michael Jay Solomon
Michael Jay Solomon Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description
4.1	Form of Debenture (1)
4.2	Form of Warrant (2)
10.01	Settlement Agreement
10.02	Securities Purchase Agreement (3)

(1)	Filed as Exhibit 4.1 on Current Report on Form 8-K filed on September 16, 2013.
(2)	Filed as Exhibit 4.2 on Current Report on Form 8-K filed on September 16, 2013.
(3)	Filed as Exhibit 99.1 on Current report on Form 8-K filed on September 16, 2013.